Exhibit 10.27

THIRD AMENDMENT TO

AMENDED AND RESTATED DEVELOPMENT AND LICENSE AGREEMENT

THIS THIRD AMENDMENT TO THE AMENDED AND RESTATED DEVELOPMENT AND LICENSE AGREEMENT (this “Amendment”) is made as of April 16, 2019 (the “Effective Date” hereof) by and between Glytech LLC (“Glytech”) and NeuroRx, Inc. (“NeuroRx”).

Glytech and NeuroRx are parties to the Development and License Agreement dated as of August 6, 2015 (the “Original License Agreement”), as amended and restated by the Development and License Agreement dated as of May 2, 2016 (the “Amended and Restated License Agreement”), as further amended by the Amendment to Development and License Agreement dated as of October 19, 2016 (the “First Amendment”) and by the Second Amendment to Amended and Restated License Agreement dated as of June 13, 2018 (the “Second Amendment”; together with the Amended and Restated License Agreement and the First Amendment, the “License Agreement”).

The parties desire to amend the License Agreement (i) to extend the term of the NeuroRx Purchase Option (as defined in Section 2.l(iv)), and (ii) to amend the definition of “FIELD” in the “DEFINITIONS” section of Schedule A of the License Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, Glytech and NeuroRx hereby agree as follows:

1. Definitions. Unless otherwise indicated herein, words and terms which are defined in the License Agreement shall have the same meaning where used in this Amendment.

2. Amendment to License Agreement.

(a) Amendment of Section 2.1(iv). Section 2.1(iv) of the License Agreement is amended (A) to delete the word “3rd” between the words “the” and “anniversary” and to substitute the word “5th”, after the first reference to the word “anniversary”, and also (B) to delete the word “5th” between the words “the” and “anniversary” and to substitute the word “7th”, after the second reference to the word “anniversary”. The Parties confirm that the 5th anniversary of the Original Effective Date is August 6, 2020, and the 7th anniversary of the Original Effective Date is August 6, 2022.

(b) Amendment of Definition of “FIELD”. The definition of “FIELD” in the “DEFINITIONS” Section of Schedule A to the License Agreement shall be deleted and replaced with the following:

“Field” means all products containing (a) D-cycloserine (including metabolites and structural variants thereof) combined with an antidepressant agent or an antipsychotic agent (including but not limited to Lurasidone), said antipsychotic agent approved for treatment of bipolar depression associated with bipolar and related disorders and/or depressive disorders as defined in DSM-V in effect as of the Effective Date of this Amendment, or (b) D-cycloserine (including metabolites and structural variants thereof) for treatment of all types of bipolar, depressive, and/or anxiety disorders as defined in DSM-V in effect as ofthe Effective Date, and/or symptoms thereof.

3. Continued Validity of License Agreement. Except as specifically amended hereby, the License Agreement shall continue in full force and effect as originally constituted and is ratified and reaffirmed by the parties hereto. The Parties confirm that any breach of this Amendment shall constitute a breach of the License Agreement, and shall entitle the non-breaching Party to all rights and remedies set

[Signature Page of Third Amendment to Amended and Restated Development and License Agreement]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.

GLYTECH LLC

By:	/s/ Daniel C. Javitt, PhD, MD
Name: Daniel C. Javitt, PhD, MD
Title: Managing Member

NEURORX INC.

By:
Name: Jonathan C. Javitt, MD, MPH
Title: CEO and President

[Signature Page of Third Amendment to Amended and Restated Development and License Agreement]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.

GLYTECH LLC

By:
Name: Daniel C. Javitt, PhD, MD
Title: Managing Member

NEURORX INC.

By:	/s/ Jonathan C. Javitt, MD, MPH
Name: Jonathan C. Javitt, MD, MPH
Title: CEO and President

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